SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: DECEMBER 15, 2003
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                           IVP TECHNOLOGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           NEVADA                     000-30397                65-6998896
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)           Identification No.)

                    2275 LAKESHORE BOULEVARD WEST, SUITE 401
                            TORONTO, ONTARIO, M8V 3Y3
                            -------------------------
                    (Address of principal executive offices)

                                 (416)-252-6200
                                 --------------
                (Registrant's Executive Office Telephone Number)

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ITEM 5.  OTHER EVENTS

In its financial statements for the quarter ended September 30, 2003 as filed with the SEC as a Form 10-QSB on November 19th and as amended in a Form 10-QSB/A on December 8, 2003 the company included the following statement in its Subsequent Events section.

"On November 12, 2003, the Company entered into an agency agreement with an unrelated party to raise up to $7,000,000 in equity financing to enable the Company to purchase a 23% equity interest in an unrelated company that is engaged in certain technology within the health care industry. Under the terms of the agreement, the Company will sell 50,000,000 shares to certain investors at $.14 per share. In accordance with the existing letter of intent, the 23% investment will cost $10,000,000 with additional funds expected to come from a term loan. Under the terms of the equity financing the Company will be seeking to register the 50,000,000 shares at the earliest opportunity.

If the offering is completed, the agent will receive a cash commission equal to 4% of the gross proceeds of the offering. The Company shall also issue to the agent a number of freely tradable common shares equal to 5.6% of the aggregate number of common shares issued pursuant to the offering and a number of restricted common shares equal to 6.47% of the aggregate number of common shares being issued pursuant to the offering as additional compensation. Also, in connection with the above offering, the Company will be responsible at the escrow release date for all reasonable costs and expenses of the agent not to exceed $100,000. As collateral for these payment obligations, Brian McDonald, Peter Hamilton and Kevin Birch, each of whom are insiders of the Company, have agreed to pledge an aggregate of 3,000,000 registered common shares of the Company."

IVP Technology advises that it will not be purchasing the 23% equity interest in the unrelated company as the company to be invested in did not meet certain due diligence requirements. IVP Technology continues to maintain relationships with the investor group and intends to pursue other investment opportunities. No fees have been incurred with regard to the above transaction except certain legal and scientific analysis expenses estimated to be less than $10,000.

FORWARD-LOOKING STATEMENTS

     Statements contained in this Form 8-K regarding IVP Technology and other planned events are forward-looking statements, including statements regarding the projected sales of Ignition Entertainment. These statements are subject to uncertainties and risks, many of which are beyond IVP Technology's control, including, but not limited to, reliance on key markets, suppliers, and products, currency fluctuations, dependence on key personnel and trade restrictions, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption "Risk Factors" in IVP Technology's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on December 8, 2003. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. IVP Technology cautions that historical results are not necessarily indicative of future performance.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 15, 2003                   IVP TECHNOLOGY CORPORATION


                                             By:   /s/ Brian J. MacDonald
                                                   -----------------------------
                                             Name: Brian J. MacDonald
                                             Its:  Chairman and CEO